UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8- K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2016

SNYDER’S-LANCE, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	0- 398 (Commission File Number)	56- 0292920 (IRS Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8- K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre- commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre- commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Snyder’s-Lance, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 4, 2016. Proxies were solicited from holders of 95,601,795 outstanding shares of common stock as of the close of business on March 9, 2016, as described in the Company’s Proxy Statement dated April 4, 2016.

At the meeting, stockholders elected the four directors named below. The votes cast with respect to each director were as follows:

Director Name	Votes For	Votes Withheld	Non-Votes	Uncast

John E. Denton	63,015,239	14,463,345	11,898,948	4,054
Lawrence V. Jackson	76,599,806	878,778	11,898,948	4,054
David C. Moran	77,130,530	348,054	11,898,948	4,054
Dan C. Swander	77,061,618	416,966	11,898,948	4,054
Brian J. Driscoll	75,192,918	2,285,667	11,898,948	4,054

Messrs. Denton, Jackson, Moran and Swander will hold office until the annual meeting of stockholders in 2019. Mr. Driscoll was elected for an initial one year term and will hold office until the annual meeting of stockholders in 2017.

Also at the meeting, the stockholders approved the advisory resolution approving the compensation paid to Snyder’s-Lance, Inc. named executive officers. This proposal received 58,640,797 votes for; 17,147,557 votes against; 1,694,284 abstentions; and 11,898,948 non-votes.

Also, at the meetings, the stockholders voted to approve the Snyder’s-Lance, Inc. 2016 Key Employee Incentive Plan. This proposal received 59,601,272 votes for; 17,757,190 votes against; 124,176 abstentions; and 11,898,948 non-votes.

Also at the meeting, the stockholders ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal year 2016. This proposal received 89,228,646 votes for; 65,847 votes against; 87,093 abstentions; and zero non-votes.

Item 8.01	Other Events.

On May 5, 2016, the Company issued a press release announcing the results from its 2016 Annual Meeting of Stockholders. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by the Company, dated May 5, 2016, announcing the results from the 2016 Annual Meeting of Stockholders.

The information furnished as exhibits hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in specific reference in a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER’S- LANCE, INC.
(Registrant)

Date: May 5, 2016

	By:	/s/ Gail Sharps Myers
Gail Sharps Myers
Senior Vice President, General Counsel and Secretary